UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     (Date of Report (date of earliest event reported)): January 31, 2008


                          Carolina National Corporation
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             (Exact name of registrant as specified in its charter)

       South Carolina                  000-50257              57-1101005
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(State or other jurisdiction      (Commission file           (IRS Employer
 of incorporation)                    number)                Identification No.)


                      1350 Main Street
                  Columbia, South Carolina                             29201
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          (address of principal executive offices)                    (zip code)

              Registrant's telephone number, including area code  (803) 779-0411
                                                                  --------------


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(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)


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Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

Effective January 31, 2008 Registrant merged with and into First National Bancshares, Inc., Spartanburg, South Carolina, thereby disposing of all of its assets and ceasing to exist as a separate entity. The transaction was pursuant to an Agreement and Plan of Merger, a copy of which is attached to and described in a Joint Proxy Statement/ Prospectus which is included in the registration statement on Form S-4 filed by First National Bancshares, Inc., on November 7, 2007, SEC File No. 333-146555 and is incorporated herein by reference. The nature and amount of consideration is described therein.

Item 9.  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

     Exhibit 2 Agreement and Plan of Merger (incorporated by reference to Form S-4 filed November 7, 2007, SEC File No. 333-146555)

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Carolina National Corporation


Date:  February 1, 2008                    s/ Roger B. Whaley
                                           -------------------------------------
                                            Roger B. Whaley
                                            President